UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

Aligos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39617	82-4724808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Corporate Dr., 2nd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(800) 466-6059

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALGS	The Nasdaq Stock Market LLC
(Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2025, the Board of Directors of Aligos Therapeutics, Inc. (the “Company”) appointed Lesley Ann Calhoun as the Company’s Chief Operating Officer, effective immediately. She also retains her title and responsibilities as Chief Financial Officer.

Ms. Calhoun, age 59, has served as the Company’s Executive Vice President, Chief Financial Officer since June 2020. Ms. Calhoun has served as a Director of Tango Therapeutics, Inc., a publicly traded biotechnology company since March 2021, and also serves as the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee. From August 2016 to June 2020, Ms. Calhoun served in various roles at Global Blood Therapeutics, Inc., a drug discovery, development and commercial-stage biopharmaceutical company, including most recently as Senior Vice President, Finance & Administration and Chief Accounting Officer. Prior to these roles, Ms. Calhoun served as Vice President of Finance at Hyperion Therapeutics, Inc., a commercial stage biopharmaceutical company, from January 2013 to September 2015, continuing in her role after it was acquired by Horizon Pharma plc, a pharmaceutical company, in May 2015. Ms. Calhoun also previously served as Senior Director of Finance, Corporate Controller at Innoviva, Inc. (formerly Theravance, Inc.), a biopharmaceutical company, from August 2005 to January 2013. Earlier in her career, Ms. Calhoun was a member of the audit practice of Deloitte & Touche LLP from 1989 to 2001. She received her B.S. in Business Administration with a concentration in Accounting from San Francisco State University, College of Business and is a Certified Public Accountant (inactive).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGOS THERAPEUTICS, INC.

Date: February 3, 2025	By:	/s/ Lesley Ann Calhoun
Lesley Ann Calhoun
Executive Vice President, Chief Operating Officer & Chief Financial Officer